UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the SEC Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Dermata Therapeutics, Inc.
(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DERMATA THERAPEUTICS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on January 12, 2024

To the Stockholders of Dermata Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Dermata Therapeutics, Inc. (the “Company”) will be held on January 12, 2024, at 9:00 a.m. Pacific Time, via a live webcast on the Internet. Stockholders will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting https://agm.issuerdirect.com/drma. Stockholders will not be able to attend the Special Meeting at a physical location. During the Special Meeting, stockholders will be asked to consider the following:

1.

A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.0001 per share (the “Common Stock”), underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of November 16, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Letter between us and H.C. Wainwright & Co., LLC, dated as of September 30, 2023, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal”);

2.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”); and

3.

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal”).

The Issuance Proposal was approved by the Board of Directors and requires the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Special Meeting, represented in person or by proxy, as more fully described in the accompanying proxy statement (the “Proxy Statement”). Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting.

After careful consideration, the Board of Directors recommends a vote “FOR” the Issuance Proposal, “FOR” the Auditor Proposal and “FOR” the Adjournment Proposal.

The Board of Directors has fixed the close of business on November 17, 2023, as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting, and online during the Special Meeting.

You are cordially invited to attend the Special Meeting online. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction card as soon as possible. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting, you will, of course, have the right to revoke the proxy and vote your shares online during the Special Meeting.

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Hard copies of the Company’s Proxy Statement in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on November 17, 2023, beginning on or about December 8, 2023. The Company’s Proxy Statement is also available at www.iproxydirect.com/DRMA.

If you have any questions about accessing materials or voting, please call 1-866-752-8683.

You will be able to attend the Special Meeting, vote your shares, and submit your questions during the Special Meeting live via the internet by visiting www.iproxydirect.com/DRMA. To attend, vote and submit questions during the Special Meeting, visit www.iproxydirect.com/DRMA and enter the 16-digit control number included in your proxy materials or proxy card. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting live via the internet (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.iproxydirect.com/DRMA.

By order of our Board of Directors,

Gerald T. Proehl
Chief Executive Officer

December 8 , 2023

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DERMATA THERAPEUTICS, INC.

3525 Del Mar Heights Road #322, San Diego, CA 92130

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To be held on January 12, 2024

This proxy statement (this “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Dermata Therapeutics, Inc. in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held via a live webcast on the Internet at https://agm.issuerdirect.com/drma on January 12, 2024 at 9:00 a.m., Pacific Time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. Hard copies of this Proxy Statement, along with the Notice and either a proxy card or a voting instruction form, are being mailed to our stockholders of record as of the close of business on November 17, 2023 (the “Record Date”), beginning on or about December 8, 2023.

In this Proxy Statement, the terms “Dermata,” “Company,” “we,” “us,” and “our” refer to Dermata Therapeutics, Inc. The mailing address of our principal executive offices is Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 12, 2024: This Notice of Special Meeting of Stockholders, Proxy Statement and the proxy card are available online at: https://agm.issuerdirect.com/drma. Under Securities and Exchange Commission rules, we are providing access to our proxy materials both by sending you this full set of proxy materials, and by notifying you of the availability of our proxy materials on the Internet.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Why are we calling this Special Meeting?

At the Special Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following:

1.

A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of November 16, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Letter between us and H.C. Wainwright & Co., LLC, dated as of September 30, 2023, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal” or “Proposal 1”);

2.

A proposal to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal” or “Proposal 2”); and

3.

A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal” or “Proposal 3”).

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Attendance at the Special Meeting shall solely be via the Internet at https://agm.issuerdirect.com/drma using the 16-digit control number on the proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Special Meeting at a physical location.

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The live webcast of the Special Meeting will begin promptly at 9:00 a.m. Pacific Time on January 12, 2024. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Special Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at https://agm.issuerdirect.com/drma commencing approximately on or about December 8, 2023. By accessing this portal, stockholders will be able to vote in advance of the Special Meeting. Stockholders may also vote, and submit questions, during the Special Meeting at https://agm.issuerdirect.com/drma. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Special Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Special Meeting, as time permits, and in accordance with the Rules of Conduct for the Special Meeting. To promote fairness, efficient use of the Company’s resources, and to ensure all stockholder questions are able to be addressed, we request that each stockholder limit their questions to one per stockholder. We have retained Issuer Direct to host our virtual Special Meeting and to distribute, receive, count, and tabulate proxies.

How can I access the virtual Special Meeting?

A virtual meeting format offers the same participation opportunities as those opportunities available to stockholders at in-person meetings. Stockholders will be able to listen, vote, and submit questions. To participate in the Special Meeting webcast, you must register by visiting https://agm.issuerdirect.com/drma, by 11:59 p.m. Eastern Time, on January 11, 2024, using your desktop or mobile device.

The Special Meeting will begin promptly at 9:00 a.m., Pacific Time, on January 12, 2024. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin 15 minutes prior to the start of the Special Meeting. You should allow ample time to ensure your ability to access the Special Meeting.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record of our Common Stock at the close of business on November 17, 2023 (the “Record Date”) may vote at the Special Meeting. On the Record Date, there were 3,189,034 shares of Common Stock outstanding. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the principal executive offices of the Company during regular business hours for the 10 calendar days prior to the Special Meeting. The list will also be available online during the Special Meeting.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this Proxy Statement.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange (the “NYSE”). The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the NYSE until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

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The approval of the Issuance Proposal (Proposal 1) and the Adjournment Proposal (Proposal 3) are generally not considered to be “routine” matters and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1 and Proposal 3.

Under the applicable rules governing brokers, we believe the Auditor Proposal (Proposal 2) is likely to be considered a “routine” matter. If such proposal is “routine,” a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name. If, however, Proposal 2 is deemed by the NYSE to be a “non-routine” matter, brokers will not be permitted to vote on Proposal 2 if the broker has not received instructions from the beneficial owner.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares.

How do I vote?

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.iproxydirect.com/DRMA and following the instructions provided in the Notice. Stockholders should follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on January 11, 2024.

Voting at the Special Meeting

You will have the right to vote on the day of, or during, the Special Meeting on January 12, 2024. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Special Meeting if it is held remotely.

Even if you plan to attend our Special Meeting via the Internet, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Special Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting.

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Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing +1-866-752-8683. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on January 11, 2024.

Vote by Mail

You can submit a proxy to vote your shares by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to 1 Glenwood Avenue, Suite 1001, Raleigh, NC 27603. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. Eastern Time on January 11, 2024.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Special Meeting.

If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction card provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Gerald T. Proehl and Kyri K. Van Hoose, as your proxy, and they will vote your shares on your behalf as you indicate. Submitting a proxy will not affect your right to attend the Special Meeting and vote virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

What vote is required to approve each proposal?

Proposal 1, the Issuance Proposal: The Issuance Proposal requires the affirmative vote of the holders of shares of our Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the meeting and voting affirmatively. Because the Issuance Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

Proposal 2, the Auditor Proposal: The approval of the Auditor Proposal requires the affirmative vote of the holders of shares of our Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the meeting and voting affirmatively. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023, the Audit Committee of our Board will reconsider its appointment.

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Proposal 3, the Adjournment Proposal: The approval of the Adjournment Proposal requires the affirmative vote of the holders of shares of our Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the meeting and voting affirmatively. Because the Adjournment Proposal is not considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Adjournment Proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

What are the Board’s recommendations?

Our Board believes that approval of the Issuance Proposal, the Auditor Proposal and the adjournment of the Special meeting in the event the number of votes are not sufficient to approve the Issuance Proposal are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR the Issuance Proposal, FOR the Auditor Proposal, and FOR the Adjournment Proposal. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

•	filing with the Secretary of the Company a notice of revocation;

•	submitting a later-dated vote by telephone or on the Internet;

•	submitting another duly executed proxy bearing a later date; or

•	attending the Special Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What constitutes a quorum?

The presence at the Special Meeting, by remote communication, if applicable, or by proxy, of the holders of one-third of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Special Meeting will constitute a quorum for our meeting. Signed proxies received but not voted and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Regardless of whether a quorum is present at the Special Meeting, the vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting may adjourn the Special Meeting to a later date or dates, without notice other than announcement at the Special Meeting. If an adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

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Who is soliciting proxies, how are they being solicited, and who pays the cost?

Proxies are being solicited by the Board on behalf of the Company. In addition, we have engaged Alliance Advisors (“Alliance”), the proxy solicitation firm hired by the Company, at an approximate cost of $10,000, plus reimbursement expenses, to solicit proxies on behalf of our Board. Alliance may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Alliance as well as the reimbursement of expenses of Alliance will be borne by us. Our officers, directors, and employees may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares of the Common Stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

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PROPOSAL 1: THE ISSUANCE PROPOSAL

Background and Description of the Issuance Proposal

The Private Placement

On November 16, 2023, we entered into an inducement offer letter agreement (the “Inducement Letter”) with a certain holder (the “Holder”) of certain of our existing warrants (collectively, the “Existing Warrants”) to purchase up to an aggregate of 3,472,095 shares of our common stock, par value $0.0001 per share (“Common Stock”). The Existing Warrants were issued to the Holder on: (i) April 15, 2022, as amended on March 20, 2023, and (ii) March 20, 2023. The Existing Warrants had an exercise price of $2.82 per share.

Pursuant to the Inducement Letter, the Holder agreed to exercise for cash the Existing Warrants at a reduced exercise price of $0.6511 per share in consideration for our agreement to issue to the Holder: (1) new series A common stock purchase warrants (the “New Series A Warrants”) to purchase up to 3,707,944 shares of Common Stock (the “New Series A Warrant Shares”); and (2) new series B common stock purchase warrants (the “New Series B Warrants” and together with the New Series A Warrants, the “New Warrants”) to purchase up to 3,236,246 shares of Common Stock (the “New Series B Warrant Shares” and together with the New Series A Warrant Shares, the (“New Warrant Shares”) in a private placement (the “Private Placement”).

Each New Warrant will have an exercise price equal to $0.6511 per share. The New Series A Warrants will be exercisable on or after Stockholder Approval (as defined below) until November 20, 2028. The New Series B Warrants will be exercisable on or after the Stockholder Approval Date until the 28-month anniversary of November 20, 2023. The exercise price and number of New Warrant Shares issuable upon exercise of the New Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the Common Stock and the exercise price.

We also previously entered into an Engagement Letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), dated as of September 30, 2023, pursuant to which we agreed to issue to the Placement Agent or its designees placement agent warrants (the “Placement Agent Warrants,” and together with the New Warrants, the “Warrants”) to purchase up to 243,047 shares of Common Stock (the “Placement Agent Warrant Shares” and together with the New Warrant Shares, the “Warrant Shares”). The Placement Agent Warrants will have substantially the same terms as the New Series A Warrants, except that the Placement Agent Warrants will have an exercise price equal to $0.8139.

Nasdaq Listing Rule 5635 of the Rules of the Nasdaq Stock Market requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the company’s outstanding Common Stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”).

Pursuant to the Inducement Letter, we agreed to seek approval by our stockholders for the issuance of the Warrant Shares. See “The Inducement Letter” below.

Reasons for the Private Placement

As of September 30, 2023, our cash and cash equivalents were approximately $6.6 million. We believe that the Private Placement, which yielded gross proceeds of approximately $2.3 million, was necessary in light of the Company’s cash and funding requirements at the time. In addition, at the time of the Private Placement, our Board considered numerous other alternatives to the transaction, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

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The Inducement Letter

The Inducement Letter contains representations and warranties of us and the Holder, which are typical for transactions of this type. In addition, the Inducement Letter contains customary covenants on our part that are typical for transactions of this type, including the following (each as set forth more fully in the Inducement Letter):

i.	We agreed not to enter into any variable rate transactions for a period of one year following the closing date of the Private Placement, subject to certain exceptions;

ii.

We agreed not to issue any shares of Common Stock or Common Stock equivalents or to file any registration statements with the SEC (in each case, subject to certain exceptions) until 45 days after the closing date of the Private Placement;

iii.

We agreed to file a registration statement on Form S-3 (or other appropriate form, including on Form S-1, if we are not eligible to utilize Form S-3) providing for the resale of the New Warrant Shares issued or issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), as soon as practicable after the closing date of the Private Placement, and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within 90 days following the date of the Inducement Letter and to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrant or New Warrant Shares; and

iv.

We agreed to hold a meeting of our stockholders no later than 90 days following the closing of the Private Placement to solicit our stockholders’ affirmative vote for approval of the issuance of the maximum New Warrant Shares upon exercise of the New Warrants in accordance with the applicable law and rules and regulations of the Nasdaq Stock Market, and to call a meeting every 90 days thereafter if stockholder approval is not obtained at the initial meeting, to seek such stockholder approval until the earlier of the date on which stockholder approval is obtained or the New Warrants are no longer outstanding (“Stockholder Approval”). This Issuance Proposal is intended to fulfill this final covenant.

The Engagement Letter

Pursuant to the Engagement Letter, the Company agreed to reimburse the Placement Agent for its expenses in connection with the exercise of the Existing Warrants and the issuance of the New Warrants of: (i) $25,000 for its non-accountable expenses and (ii) and $15,950 for its clearing costs. The Engagement Letter provided for the issuance of the Placement Agent Warrants to the Placement Agent or its designees as partial compensation for the Placement Agent’s services in connection with the exercise of the Existing Warrants.

The Warrants

The New Series A Warrants are exercisable on or after Stockholder Approval until the five-year anniversary of the date of issuance. The New Series B Warrants are exercisable on or after Stockholder Approval until the 28-month anniversary of the date of issuance. The New Warrants have an exercise price of $0.6511 per share. The exercise price and number of New Warrant Shares issuable upon exercise of the New Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, subsequent rights offerings, pro rata distributions, reorganizations, or similar events affecting the Common Stock and the exercise price. Upon any such price-based adjustment to the exercise price, the number of New Warrant Shares issuable upon exercise of the New Warrants will be increased proportionately. The New Warrants may be exercised for cash, provided that, if there is no effective registration statement available registering resale of the New Warrant Shares, the New Warrants may be exercised on a cashless basis. The Placement Agent Warrants have substantially the same terms as the New Series A Warrants, except that the Placement Agent Warrants have an exercise price equal to $0.8139.

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Effect of the Issuance of the Warrant Shares

The potential issuance of the Warrant Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders would incur dilution of their percentage ownership to the extent that the holders thereof exercise their Warrants.

Reasons for Nasdaq Stockholder Approval

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Inducement Letter, which we signed on November 16, 2023.

Immediately prior to the execution of the Inducement Letter, we had 3,189,034 shares of Common Stock issued and outstanding, and assuming the issuance of the 3,472,095 Existing Warrant Shares to the Holder, we would have 6,661,129 shares of Common Stock issued and outstanding. Therefore, the potential issuance of 7,187,237 Warrant Shares (consisting of 6,944,190 New Warrant Shares and 243,047 Placement Agent Warrant Shares) would have constituted greater than 20% of the shares of Common Stock outstanding immediately prior to the execution of the Inducement Letter. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities exercisable for our Common Stock) in excess of 20% of the shares of Common Stock outstanding immediately prior to the execution of the Inducement Letter.

We cannot predict whether or when the Warrant holders will exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Warrant Shares that may ultimately be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Warrant holders. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Warrant holders.

Approval by our stockholders of this Issuance Proposal is also one of the conditions for us to receive up to an additional approximately $4.7 million upon the exercise of the Warrants, if exercised for cash. Loss of these potential funds could jeopardize our ability to execute our business plan.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the Private Placement under Nasdaq Listing Rule 5635(b) because the terms of the Warrants include beneficial ownership limitations that prohibit the exercise of the Warrants to the extent that such exercise would result in the holder and its affiliates, collectively, beneficially owning or controlling more than 4.99% (which percentage can be increased to 9.99%) of the total outstanding shares of our Common Stock.

Potential Consequences of Not Approving the Issuance Proposal

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Inducement Letter, as the Private Placement has already been completed and the Warrants have already been issued. We are only asking for approval to issue the shares of common stock underlying the Warrants upon exercise thereof.

The failure of our stockholders to approve the Issuance Proposal will mean that: (i) we cannot permit the exercise of the Warrants and (ii) may incur substantial additional costs and expenses, including the costs and expense of seeking stockholder approval until our stockholders approve the issuance of the shares underlying the Warrants pursuant to the Inducement Letter.

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We would realize an aggregate of up to approximately $4.7 million in gross proceeds if all the Warrants were exercised for cash. If the Warrants cannot be exercised, we will not receive any such proceeds, which could adversely impact our ability to fund our operations.

Further Information

The terms of the Inducement Letter and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Inducement Letter, New Warrant and Placement Agent Warrant, which were filed with the SEC as exhibits to our Current Report on Form 8-K, filed with the SEC on November 17, 2023, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 1 requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ISSUANCE PROPOSAL

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee of the Board (the “Audit Committee”) has selected Moss Adams LLP (“Moss Adams”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023. Mayer Hoffman McCann P.C. (“MHM”) was our independent registered public accounting firm from December 13, 2016, to November 9, 2023. As described below under the section entitled “Change in Accounting Firm,” MHM informed the Company, MHM would not stand for re-appointment for the fiscal year ending December 31, 2024 as the Company’s independent registered public accounting firm and on November 9, 2023, the Audit Committee approved the appointment of Moss Adams as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

Our stockholders are being asked to ratify the appointment of Moss Adams. In the event that ratification of this selection of Moss Adams is not approved by the stockholders, we will reassess our selection of auditors. Representatives of, MHM, our independent registered public accounting firm until November 9, 2023, and representatives from Moss Adams are expected to be present at the Special Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Special Meeting.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed for professional services rendered to us by MHM for our fiscal years ended December 31, 2022 and 2021. No fees were billed for professional services rendered to us by Moss Adams during our prior two completed fiscal years:

	December 31, 2022	December 31, 2021
Audit Fees(1)	$423,928	$436,064
Audit-Related Fees	-	-
Tax Fees	25,522	78,812
All Other Fees	-	-
Total Fees	$449,450	$514,876

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements, review of the quarterly financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings or engagements. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Pre-Approval Policies and Procedures

The Audit Committee has procedures in place for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Change in Accounting Firm

On July 28, 2023, the Company was informed by MHM, that MHM would not stand for re-appointment for the fiscal year ending December 31, 2024. MHM will cease to serve as the Company’s independent registered public accountant upon the earliest of (i) the completion of MHM’s procedures on the audited financial statements of the Company and the filing of the Form 10-K as of and for the year ended December 31, 2023, (ii) the appointment of a new independent registered public accounting firm, or (iii) April 1, 2024. In light of MHM’s determination, the Audit Committee initiated a process to select a new firm to serve as the Company’s independent registered public accountant. On November 9, 2023, the Audit Committee approved the appointment of Moss Adams as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

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MHM’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report for the fiscal years ended December 31, 2021 and 2022, each contained a “going concern” explanatory paragraph.

During the years ended December 31, 2021 and 2022, and during the subsequent interim period through their dismissal on November 9, 2023, there were no (a) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MHM’s satisfaction, would have caused MHM to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period from January 1 through November 9, 2023, the date of Moss Adams’ engagement, neither the Company nor anyone acting on its behalf consulted with Moss Adams regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Vote Required and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 2 requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR PROPOSAL.

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PROPOSAL 3: APPROVAL OF THE ADJOURNMENT PROPOSAL

Adjournment of the Special Meeting

In the event that the number of shares of Common Stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of any one or more of the foregoing proposals are insufficient to approve any such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal and not on any other proposal discussed in this proxy statement. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

Required Vote and Recommendation

In accordance with our Charter and Delaware law, approval and adoption of this Proposal 3 requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, if any, with respect to this proposal are not counted as votes cast and will not affect the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock in accordance with the rules of the SEC, as of the Record Date for:

•	each of our directors;

•

each of (i) our principal executive officers during the year ended December 31, 2022, (ii) the two most highly compensated executive officers other than our principal executive officer during that year, and (iii) up to two additional executive officers for whom disclosure would have been provided but for the fact that each such officer was not serving as an executive officer at the end of that year; and

•	all persons, to our knowledge, that are the beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of November 17, 2023, are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Unless indicated below, the address of each individual listed below is c/o Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 3,189,034 shares of common stock issued and outstanding as of the Record Date plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after the Record Date held by such person or entity.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares		Percentage of Shares
Name of Beneficial Owner (1)	Beneficially Owned (2)		Beneficially Owned
5% of Greater Shareholders
Proehl Investment Ventures LLC	183,345	(3)(4)	5.7%

Named Executive Officers and Directors other than 5% or Greater Shareholders
Gerald T. Proehl	234,447	(3)(4)(5)	7.3%
Christopher J. Nardo, Ph.D.	6,992	(6)	*
Kyri K. Van Hoose	3,600	(7)	*
David Hale	44,833	(8)(9)(10)	1.4%
Wendell Wierenga, Ph.D.	5,277	(11)	*
Kathleen Scott	2,785	(12)	*
Steven J. Mento, Ph.D.	937	(13)	*
Mary Fisher	2,402	(14)	*
Andrew Sandler, M.D.	2,448	(15)	*
Brittany Bradrick	2,090	(16)	*
All Directors and Officers as a Group (11 persons)	305,811		9.4%
*Less than 1%.

(1)

Unless noted otherwise, the address of all listed stockholder is 3525 Del Mar Heights Rd., #322 San Diego, CA 92130. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

(2)

We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Unless otherwise noted, the shares of common stock listed above are owned as of the Record Date and are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

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(3)

Gerald T. Proehl, our Chairman and Chief Executive Officer is the Chairman and Chief Executive Officer of Proehl Investment Ventures LLC. Due to Mr. Proehl’s ownership of Proehl Investment Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our common stock held by Proehl Investment Ventures LLC. As a result, Mr. Proehl may be deemed to beneficially own the shares of our common stock held by Proehl Investment Ventures LLC.

(4)

Includes (i) 181,596 shares of common stock held by Proehl Investment Ventures LLC, (ii) 1,749 shares of common stock issuable upon exercise of warrants held by Proehl Investment Ventures LLC that are exercisable within 60 days of the Record Date.

(5)

Includes (i) 3,719 shares of common stock held by Mr. Proehl, (ii) 25,618 shares of common stock issuable upon exercise of stock options held by Mr. Proehl exercisable within 60 days of the Record Date, (iii) 558 shares of common stock held by Mr. Proehl as Trustee of the Megan Proehl Wilder 2020 Irrevocable Trust, (iv) 1,116 shares of common stock held by Mr. Proehl as Trustee of the Allison Taylor Proehl 2020 Irrevocable Trust, (v) 2,235 shares of common stock held by Mr. Proehl as Trustee of the Sean Michael Proehl Irrevocable Trust Dated December 18, 2020, and (vi) 8,928 shares of common stock and warrants to purchase up to 8,928 shares of common stock held by Mr. Proehl as Trustee of the Proehl Family Trust. Does not include 3,667 shares of common stock issuable upon exercise of stock options held by Mr. Proehl that are not exercisable within 60 days of the Record Date.

(6)

Includes (i) 1,570 shares of common stock held by Dr. Nardo, (ii) 5,270 shares of common stock issuable upon exercise of stock options held by Dr. Nardo exercisable within 60 days of the Record Date, and (iii) 152 shares of common stock held by Dr. Nardo as Co-Trustee of the Nardo Family Trust Dated October 3, 2001. Does not include 8,791 shares of common stock issuable upon exercise of stock options held by Dr. Nardo that are not exercisable within 60 days of the Record Date.

(7)

Includes 3,600 shares of common stock issuable upon exercise of stock options held by Ms. Van Hoose exercisable within 60 days of the Record Date. Does not include 9,212 shares of common stock issuable upon exercise of stock options held by Ms. Van Hoose that are not exercisable within 60 days of the Record Date.

(8)

David Hale, our Lead Director, is the Chairman and Chief Executive Officer of Hale BioPharma Ventures LLC. Due to Mr. Hale’s control of Hale BioPharma Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our common stock held by Hale BioPharma Ventures LLC. As a result, Mr. Hale may be deemed to beneficially own the shares of our common stock held by Hale BioPharma Ventures LLC.

(9)

Includes (i) 33,307 shares of common stock held by Hale BioPharma Ventures LLC, and (ii) 190 shares of common stock held by Hale BioPharma Ventures LLC issuable upon exercise of warrants exercisable within 60 days of the Record Date.

(10)

Includes (i) 4,732 shares of common stock held by Mr. Hale, (ii) 1,378 shares of common stock issuable upon exercise of stock options held by Mr. Hale exercisable within 60 days of the Record Date, (iii) 762 shares of common stock held by a limited partnership of which Mr. Hale serves as the General Partner and as such, has voting and dispositive control over the shares of common stock, and (iv) 2,232 shares of common stock and warrants to purchase up to 2,232 shares of common stock held by Mr. Hale as Trustee of the Hale Family Trust.

(11)

Includes (i) 3,899 shares of common stock held by Dr. Wierenga, and (ii) 1,378 shares of common stock issuable upon exercise of stock options held by Dr. Wierenga exercisable within 60 days of the Record Date.

(12)

Includes (i) 152 shares of common stock held by Ms. Scott as Trustee of the Scott 2008 Trust dated 3/28/08, (ii) 1,696 shares of common stock held by Ms. Scott, and (iii) 937 shares of common stock issuable upon exercise of stock options held by Ms. Scott exercisable within 60 days of the Record Date.

(13)	Includes 937 shares of common stock issuable upon exercise of stock options held by Dr. Mento exercisable within 60 days of the Record Date.

(14)

Includes (i) 1,465 shares of common stock held by Ms. Fisher, and (ii) 937 shares of common stock issuable upon exercise of stock options held by Ms. Fisher exercisable within 60 days of the Record Date.

(15)

Includes (i) 1,511 shares of common stock held by Dr. Sandler, and (ii) 937 shares of common stock issuable upon exercise of stock options held by Dr. Sandler exercisable within 60 days of the Record Date.

(16)

Includes (i) 1,465 shares of common stock held by Ms. Bradrick, and (ii) 937 shares of common stock issuable upon exercise of stock options held by Ms. Bradrick exercisable within 60 days of the Record Date.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2024 Annual Meeting

To be considered for inclusion in the proxy statement relating to our 2024 annual meeting of stockholders (the “2024 Annual Meeting”), pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than February 24, 2024, in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary.

Director Nominations and Other Business to be Brought Before the 2024 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2024 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than May 5, 2024 and no earlier than April 5, 2024; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Dermata nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 4, 2024.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room. Copies of these documents may also be obtained free of charge (except for exhibits, which are available upon payment of a reasonable fee) by writing to our Corporate Secretary at: 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders will be “householding” the Company’s proxy materials. Only one set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of our proxy materials (or if stockholders sharing an address and currently receiving separate sets of the Company’s proxy materials would prefer to receive a single set), please notify your broker or direct a written request to Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA, 92130, Attn.: Secretary or by phone at (858) 800-2543. We will undertake to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of our proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact us at the above address or phone number.

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OTHER MATTERS

At the date of this Proxy Statement, we know of no other matters, other than those described above, that will be presented for consideration at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in our interest and the stockholders.

The Board invites you to attend the Special Meeting virtually. Whether or not you expect to attend the Special Meeting virtually, please submit your vote by Internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Special Meeting.

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DERMATA THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS - FRIDAY, JANUARY 12, 2024, AT 9 A.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Dermata Therapeutics, Inc. (the “Company”) hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or about December 8, 2023, and hereby appoint Gerald T. Proehl and Kyri K. Van Hoose (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held virtually on January 12, 2024, at 9 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/drma (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/drma
PHONE:	1-866-752-VOTE(8683)

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SPECIAL MEETING OF THE STOCKHOLDERS OF DERMATA THERAPEUTICS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR	AGAINST	ABSTAIN

To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying certain warrants issued by us pursuant to that certain Inducement Letter, dated as of November 16, 2023, by and between us and the investor named on the signatory page thereto, and the Engagement Letter between us and H.C. Wainwright & Co., LLC, dated as of September 30, 2023, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior the issuance of such warrants (the “Issuance Proposal” or “Proposal 1”).

			☐	☐	☐	CONTROL ID:

Proposal 2		→	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal” or “Proposal 2”).		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN

To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal (the “Adjournment Proposal” or “Proposal 3”).

			☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For” in Proposal 1, “For” Proposal 2, “For” Proposal 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2024

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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